Exhibit 99.1

ProText Mobility Issues Significant Inter-Quarter Shareholder Update: ABSA Confirms Inaugural Digital-Asset Custody Pilot as TXTM Advances Global RWA and Uplist Strategy

September 28, 2026 14:29 ET | Source: ProText Mobility, Inc.

JOHANNESBURG, South Africa, Sept.  28, 2026  (GLOBE NEWSWIRE) -- ProText Mobility, Inc. (OTC: TXTM) (“TXTM”) today issues its Inter-Quarter Shareholder Update, as referenced in the Company’s Q2 filings, highlighting significant developments in its institutional digital-asset infrastructure strategy, international relationships and expanding real-world asset (RWA) initiatives.

Image: PROTEXT MOBILITY ISSUES SIGNIFICANT INTER-QUARTER SHAREHOLDER UPDATE

Caption: ProText Mobility, Inc. (OTC: TXTM) (“TXTM”) today issues its Inter-Quarter Shareholder Update, as referenced in the Company’s Q2 filings, highlighting significant developments in its institutional digital-asset infrastructure strategy, international relationships and expanding real-world asset (RWA) initiatives

At the centre of this update is a development that the Company has been working toward:

ABSA BANK HAS CONFIRMED THE COMPANY’S CHAIRMAN’S PARTICIPATION AS ITS FIRST PILOT CLIENT IN ITS DIGITAL-ASSET CUSTODY ONBOARDING PROCESS.

This represents a significant milestone in TXTM’s strategy of connecting real-world assets, proprietary technology, digital tokenisation and regulated institutional financial infrastructure.

For the Company, institutional custody represents a critical component of its broader roadmap. The objective has never been simply to create digital tokens.

It has been to develop the technological, commercial and institutional infrastructure necessary to support a scalable ecosystem connecting real-world economic activity with the emerging digital financial economy.

Importantly, these developments form part of TXTM’s broader corporate strategy as the Company advances its intended UPLIST TO A REGULATED EXCHANGE.

The Company’s institutional infrastructure initiatives, ongoing IFRS audit programme, international asset development and strategic relationships are designed to strengthen its institutional readiness and support the next stage of its capital-markets evolution.

The confirmation of ABSA’s inaugural pilot relationship represents an important advancement toward that objective.

THE INSTITUTIONAL CONNECTION WE HAVE BEEN WORKING TOWARD IS NOW ESTABLISHED AT THE PILOT LEVEL.

The Company is advancing from infrastructure development toward institutional implementation, with its intended uplist remaining a central corporate objective.

1.  ABSA × RIPPLE × TXTM: A SIGNIFICANT INSTITUTIONAL MILESTONE

ABSA has directly confirmed the Company’s Chairman’s participation as its first pilot client in its digital-asset custody onboarding process.

In correspondence to the Chairman, ABSA stated:

“Your participation is helping us test and refine not only the operational aspects of the service, but also the governance, risk and compliance requirements that a regulated bank must satisfy when supporting tokenised assets.”

This confirmation is significant.

ABSA is developing the operational, governance, risk and compliance framework required to support tokenised assets within a regulated banking environment.

The Company’s inaugural pilot participation places it within that process.

The Company has already developed and deployed its SVLT tokenisation infrastructure while pursuing the institutional relationships required to support its longer-term strategy.

The ABSA pilot provides an opportunity to bring these components together.

Separately, in October 2025, Ripple announced its partnership with ABSA to provide institutional digital-asset custody technology in South Africa.

OFFICIAL ANNOUNCEMENT — ABSA AND RIPPLE:

https://ripple.com/ripple-press/ripple-expands-global-custody-footprint-into-africa-with-absa-bank/

The emerging architecture can be illustrated as follows:

RIPPLE

ABSA’s publicly announced custody technology provider.

↓

ABSA

Institutional digital-asset custody infrastructure.

↓

TXTM / SVLT

Confirmed inaugural custody pilot participation.

↓

REAL-WORLD ASSETS

Existing tokenised assets and expanding asset pipeline.

This is a conceptual architecture and does not imply a direct commercial agreement between TXTM and Ripple.

The Company distinguishes its confirmed pilot participation with ABSA from any separate commercial relationship with Ripple.

Nevertheless, the strategic significance of this development is substantial. TXTM has been building its real-world asset infrastructure.

ABSA is developing institutional custody infrastructure.

The Company’s participation in ABSA’s inaugural pilot creates an opportunity to advance the connection between these two environments.

As TXTM progresses toward its intended uplist, this institutional relationship represents an important component of its broader effort to strengthen governance, operational infrastructure and institutional readiness.

THIS IS AN IMPORTANT ENABLING MILESTONE FOR THE ROADMAP.

2.  SVLT: CONNECTING TOKENISED REAL-WORLD ASSETS WITH INSTITUTIONAL INFRASTRUCTURE

SVLT represents an important component of the Company’s developing digital-asset infrastructure.

Deployed using an ERC-3643 permissioned token architecture, SVLT incorporates identity, compliance and administrative functionality intended to support institutional requirements.

Importantly, the Company’s agricultural seed initiative has already been tokenised.

The Company’s strategy is to connect qualifying real-world assets with a framework incorporating independent verification, tokenisation, governance and institutional custody.

TXTM’S RWA INFRASTRUCTURE

REAL-WORLD ASSETS

↓

INDEPENDENT VALUATION AND VERIFICATION

↓

SVLT TOKENISATION

↓

REGULATED INSTITUTIONAL CUSTODY

↓

COLLATERAL AND FINANCIAL UTILITY

The ABSA pilot represents progress toward the institutional custody component of this architecture. The Company is continuing the applicable operational, cybersecurity and onboarding processes.

The established SVLT infrastructure provides a foundation for expanding the model to other qualifying asset classes, including the Company’s pharmaceutical-related initiatives.

Future custody services and specific financing arrangements remain subject to their applicable commercial and regulatory requirements.

Importantly, the strategy does not begin or end with a single token.

SVLT is intended to support a broader ecosystem involving multiple qualifying asset classes, projects and jurisdictions.

3.  PROPRIETARY NANOTECHNOLOGY: DEVELOPING UNDERLYING ECONOMIC VALUE

A fundamental distinction in TXTM’s strategy is the integration of its proprietary nanotechnology and associated technological capabilities with its developing RWA infrastructure.

The Company is pursuing opportunities to apply these capabilities across qualifying commercial sectors, including agriculture and environmental applications.

The strategic objective is to develop measurable economic value that can subsequently qualify for digital representation and institutional financial applications.

THE COMPANY’S INTENDED MODEL:

PROPRIETARY TECHNOLOGY

↓

ECONOMIC ACTIVITY

↓

MEASURABLE ASSETS

↓

INDEPENDENT VERIFICATION

↓

TOKENISATION

↓

INSTITUTIONAL CONNECTIVITY

This creates the potential for an expanding asset pipeline.

As additional technologies, projects and commercial applications demonstrate independently supportable economic value, the Company intends to evaluate their eligibility for inclusion within its broader RWA ecosystem.

The Company recognises that technological potential does not automatically establish recognised balance-sheet value or tokenisation eligibility.

Commercialisation, appropriate accounting treatment, legal rights, independent valuation and verification remain essential.

The integration of proprietary technology with institutional digital-asset infrastructure represents an important element of TXTM’s long-term strategy.

4.  BRICS 2026, AfCFTA, CARICOM AND GRULAC: BUILDING INTERNATIONAL RELATIONSHIPS

The Company’s Chairman recently returned from India following his participation in BRICS 2026-related engagements.

These activities form part of the Company’s continuing efforts to establish international relationships and identify opportunities connecting real-world economic development with institutional financial infrastructure.

During his visit, the Chairman also met with His Excellency Jason Hall, Jamaica’s High Commissioner to India.

These engagements complement the Company’s broader relationship-building activities across Africa, BRICS economies, the Caribbean and Latin America.

The Company recognises the importance of the African Continental Free Trade Area (AfCFTA), the Caribbean Community (CARICOM) and the United Nations Group of Latin American and Caribbean Countries (GRULAC) within the wider economic and diplomatic landscape.

Together, these regions represent substantial opportunities involving agriculture, energy, natural resources, environmental infrastructure, technology and international trade.

The Company’s objective is to develop commercially viable relationships and identify qualifying projects across these markets.

These international engagements do not constitute commercial agreements with the regional organisations themselves.

Rather, they provide important context for the Company’s developing international strategy.

DIFFERENT MARKETS. DIFFERENT RESOURCES. ONE INCREASINGLY CONNECTED ECONOMIC LANDSCAPE.

5.  VENEZUELA: A CIRCULAR AGRICULTURAL AND ENERGY INFRASTRUCTURE OPPORTUNITY

The Company is advancing its Venezuela initiative, which involves a signed government pilot.

The proposed initiative introduces a circular agricultural infrastructure model connecting food production with potential renewable energy, resource recovery and environmental value creation.

The proposed process incorporates rice production, agricultural residue recovery, suitable biomass processing, biogas generation, renewable power and heat, and potential fertilizer and water recovery.

Subject to engineering and commercial feasibility, renewable electricity may also support future green-hydrogen production.

VENEZUELA: PROPOSED INTEGRATED VALUE CHAIN

01 — RICE PRODUCTION

02 — AGRICULTURAL RESIDUES

03 — BIOGAS GENERATION

04 — RENEWABLE POWER AND HEAT

05 — FERTILIZER AND RESOURCE RECOVERY

06 — POTENTIAL GREEN HYDROGEN

07 — POTENTIAL VERIFIED ENVIRONMENTAL ATTRIBUTES

Environmental attributes remain subject to eligible methodologies, independent verification and measurement, reporting and verification requirements.

The broader objective is to demonstrate how integrated agricultural infrastructure can create multiple measurable economic value streams.

Engineering feasibility, regulatory approvals, independent verification and project financing will determine which components can be commercially implemented.

Qualifying economic assets and contractual rights arising from such projects may subsequently be evaluated for inclusion within the Company’s RWA strategy.

6.  BRIGHTLY VENTURES AND B TERRA CORP: EXPANDING THE REAL-WORLD ASSET PIPELINE

The Company’s strategic relationships with Brightly Ventures and B Terra Corp represent additional elements of its developing ecosystem.

BRIGHTLY VENTURES

The Brightly relationship introduces opportunities involving environmental measurement, data infrastructure, verification and the development of qualifying environmental assets.

Measurement and independent verification are fundamental to establishing credible environmental economic value.

The Company intends to evaluate how these capabilities may complement its broader RWA and institutional infrastructure strategy.

THE INTERNATIONAL CARBON-MARKET CONNECTION

In April 2026, Xpansiv announced its planned offering of Brightly’s food-waste methane-reduction carbon credits through its CBL exchange.

The announcement identified an initial offering of approximately 250,000 ex-ante credits, with potential expansion to 500,000.

OFFICIAL ANNOUNCEMENT — BRIGHTLY AND XPANSIV:

https://www.xpansiv.com/news/xpansiv-to-launch-first-of-their-kind-food-waste-carbon-credits-from-brightly-on-cbl-exchange

This development is particularly relevant to the Company’s environmental and real-world asset strategy.

Separately, in October 2023, the Johannesburg Stock Exchange announced its collaboration with Xpansiv to establish an African voluntary carbon marketplace through JSE Ventures.

The marketplace provides access to international infrastructure for transactions involving qualifying carbon credits and renewable energy certificates.

OFFICIAL ANNOUNCEMENT — JSE AND XPANSIV:

https://www.jse.co.za/news/news/jse-collaborates-xpansiv-launch-voluntary-carbon-market-advance-south-africas-carbon

These independently announced developments demonstrate how environmental projects, carbon-market infrastructure and international financial markets are becoming increasingly connected.

They also provide relevant market context for TXTM’s broader RWA strategy and international ambitions.

Brightly’s announced relationship with Xpansiv and the JSE’s separate collaboration with Xpansiv do not constitute direct agreements between TXTM and those market operators.

Nevertheless, the developments illustrate a broader opportunity to connect independently verified environmental assets with established international market infrastructure.

B TERRA CORP

The Company’s strategic letter of intent with B Terra Corp introduces another potential component of its developing real-world asset pipeline.

Both relationships remain subject to their respective commercial milestones and definitive arrangements where applicable.

The Company’s objective is to develop a diversified ecosystem involving independently supportable assets, multiple commercial applications and appropriate institutional infrastructure.

7.  NATIVE NATIONS, INDIGENOUS ECONOMIES AND JURISDICTIONAL SOVEREIGNTY

South Africa’s Heritage Day, celebrated on September 24, provides an appropriate occasion to recognise the relationship between heritage, economic development and the stewardship of real-world resources.

The ancient Khoisan peoples of Southern Africa form an important part of this heritage.

The Company’s engagement with Native Nations introduces another dimension to its international strategy.

TXTM is exploring how modern digital infrastructure may interact with indigenous economic development while respecting the distinct legal, governmental and sovereign frameworks of participating communities.

Potential applications may include agriculture, natural resources, renewable energy, environmental stewardship, infrastructure, intellectual property and community enterprises.

Every jurisdiction and participating Native Nation has its own legal and governmental framework.

Any future initiative must respect applicable indigenous rights, land rights, governmental authority, legal requirements and community decision-making processes.

TECHNOLOGY MUST SERVE PEOPLE AND THEIR JURISDICTIONS — NOT REPLACE THEM.

This principle remains central to the Company’s approach.

8.  AN INCREASINGLY CONNECTED GLOBAL RWA ARCHITECTURE

The Company’s individual initiatives are designed to contribute to a broader strategic architecture.

TXTM’S DEVELOPING ECOSYSTEM

PROPRIETARY TECHNOLOGY

Nanotechnology and related opportunities for economic development.

REAL-WORLD ASSET DEVELOPMENT

Venezuela, Brightly, B Terra and other potential qualifying international projects.

SVLT INFRASTRUCTURE

Permissioned tokenisation, identity, compliance and asset administration.

INSTITUTIONAL CUSTODY

ABSA’s confirmed inaugural pilot participation and associated onboarding processes.

INTERNATIONAL CONNECTIVITY

Developing relationships across Africa, BRICS economies, the Caribbean, Latin America and Native Nations.

These initiatives involve different assets, jurisdictions, commercial arrangements and stages of development.

The Company’s objective is to connect qualifying opportunities through a common framework incorporating technology, governance, verification, compliance and institutional infrastructure.

The ABSA pilot represents an important milestone within that architecture.

Together, these initiatives are intended to strengthen the Company’s institutional foundation as it advances its proposed regulated-exchange uplist.

9.  THE NEXT PHASE: INSTITUTIONAL IMPLEMENTATION AND TXTM’S UPLIST STRATEGY

With the inaugural ABSA pilot relationship confirmed, the Company is advancing the next phase of its roadmap.

Its priorities include:

STRENGTHENING THE FINANCIAL FOUNDATION FOR UPLISTING

TXTM’s voluntary financial reporting programme represents another important component of its institutional-readiness strategy.

The Company has completed its 2022 and 2023 audits and is advancing its 2024 and 2025 IFRS audit programme.

Its existing Canadian engagement forms part of the next stage of its international financial reporting preparations.

This programme extends beyond the general independent-audit requirements applicable to qualifying OTCID issuers under the OTC Markets Alternative Reporting Standard.

In addition to improving international comparability, the programme provides an opportunity to establish the appropriate IFRS treatment of qualifying agricultural, pharmaceutical and other assets, including applicable foreign-currency translation effects.

The Company recognises that IFRS asset measurement and currency translation are distinct accounting considerations.

Their actual effects on reported assets, profit and shareholders’ equity will depend on the applicable accounting requirements and completed independent audits.

These initiatives are intended to support institutional due diligence, the Company’s planned regulated-exchange uplist and the continued development of long-term franchise value.

ADVANCING THE COMPANY’S REGULATED-EXCHANGE UPLIST

The Company’s intended uplist remains a central objective of its corporate strategy.

TXTM’s roadmap is designed to support its progression toward regulated-exchange listings and expanded participation in institutional capital markets.

The Company continues developing the financial reporting, corporate governance, institutional infrastructure and strategic relationships necessary to support that objective.

Its ongoing IFRS audit programme, proprietary technologies, SVLT infrastructure, developing real-world asset pipeline and institutional relationships represent complementary components of this strategy.

The objective is to establish a stronger institutional foundation, expand access to regulated capital markets and create opportunities for broader investor participation.

The Company will continue evaluating suitable exchange pathways, transaction structures and applicable regulatory requirements.

THE JSE: AN ADDITIONAL INTERNATIONAL CAPITAL-MARKETS OPPORTUNITY

In October 2022, the New York Stock Exchange and Johannesburg Stock Exchange announced an agreement concerning collaboration on dual listings.

The agreement also included exploration of opportunities involving ESG, exchange-traded funds and digital assets.

NYSE–JSE COLLABORATION:

https://www.businesswire.com/news/home/20221010005789/en/The-New-York-Stock-Exchange-and-The-Johannesburg-Stock-Exchange-Announce-Collaboration-on-Dual-Listings

This is particularly relevant to TXTM’s broader international strategy and its developing environmental and real-world asset initiatives.

In addition, the JSE’s revised listing requirements provide an expanded fast-track secondary-listing framework, including a 12-month minimum primary-listing period on an approved exchange.

OFFICIAL JSE FAST-TRACK SECONDARY-LISTING ANNOUNCEMENT:

https://www.jse.co.za/news/news/fsca-greenlights-jse-simplification-project

Following a successful qualifying primary uplist, TXTM intends to evaluate a potential secondary listing on the JSE.

Any such listing would remain subject to the Company’s primary listing venue, applicable eligibility requirements, regulatory approvals and completion of the necessary processes.

These exchange-level developments are not agreements with TXTM.

They nevertheless provide an established international regulatory and market framework relevant to the Company’s longer-term strategy.

THE ROADMAP TO UPLIST

INSTITUTIONAL READINESS

↓

STRONGER GOVERNANCE AND FINANCIAL REPORTING

↓

VERIFIED REAL-WORLD ECONOMIC VALUE

↓

REGULATED-EXCHANGE UPLIST

↓

LONG-TERM SHAREHOLDER VALUE

These are strategic objectives, not completed milestones or assured outcomes.

THE OBJECTIVE: INSTITUTIONAL READINESS, REGULATED MARKET ACCESS AND LONG-TERM SHAREHOLDER VALUE.

Institutional custody represents a key enabling component of the Company’s strategy.

The Company will continue evaluating institutional financing opportunities and intends to provide further shareholder updates as material milestones are achieved.

Any proposed uplist remains subject to applicable exchange listing standards, financial and governance requirements, regulatory approvals and completion of the relevant processes.

FROM INFRASTRUCTURE DEVELOPMENT TO INSTITUTIONAL IMPLEMENTATION. FROM INSTITUTIONAL IMPLEMENTATION TOWARD A REGULATED-EXCHANGE UPLIST. THE ROADMAP IS MOVING.

10.   MESSAGE FROM THE CHAIRMAN

Dr. Ahmed Jamaloodeen, Chairman of ProText Mobility, Inc., stated:

“Our shareholders have remained with us as we have pursued a strategy extending beyond any single technology, asset class, financial institution or jurisdiction.

“We recognised early that meaningful real-world asset tokenisation would require more than blockchain technology.

“It would require real assets, independently supportable valuations, governance, regulatory compliance, institutional relationships and appropriate custody infrastructure.

“ABSA’s confirmation of our inaugural pilot participation represents an important milestone in that journey.

“One of the key institutional relationships we have been working toward is now established at the pilot level.

“This enables us to advance the next phase of our strategy, connecting proprietary technology, real-world economic development and institutional financial infrastructure.

“Our intended uplist remains a central objective of our corporate strategy.

“Our IFRS audit programme, proprietary technology, international initiatives, SVLT infrastructure and ABSA custody pilot are components of this broader strategy.

“We are voluntarily investing in international financial reporting standards and developing the institutional foundations necessary to support our future.

“Our objective is to establish an institutional foundation capable of supporting our intended uplist and creating sustainable long-term value for our shareholders.

“The roadmap is not simply about tokenisation. It is about strengthening our institutional infrastructure, developing independently supportable economic value and advancing the Company’s capital-markets strategy.

“Our focus remains on governance, compliance, verification, custody, jurisdiction, scalability and execution.

“We thank our shareholders for their continued patience, confidence and support.

“THE ROADMAP IS MOVING.”

11.   HERITAGE, RESONANCE AND OUR SHARED FUTURE

The Company’s international vision recognises that meaningful economic development must respect the people, communities, cultures and jurisdictions that create and sustain real-world value.

As South Africa celebrates its heritage, TXTM recognises the importance of building economic relationships across cultures and borders.

The Company’s guiding philosophy remains: 432 Hz

RESONANCE → ALIGNMENT → EXECUTION

SIMUNYE

WE ARE ONE.

Different countries. Different cultures. Different jurisdictions. Different assets. Different technologies.

ONE INCREASINGLY CONNECTED VISION.

From heritage to real-world value.

From real-world value to institutional infrastructure.

From institutional infrastructure toward a regulated-exchange uplist. From institutional infrastructure to the digital economy.

THE ROADMAP IS MOVING.

ABOUT PROTEXT MOBILITY, INC.

ProText Mobility, Inc. is pursuing a strategy involving proprietary technology, real-world assets, digital tokenisation and institutional financial infrastructure.

The Company’s roadmap incorporates international relationship development and opportunities to connect qualifying economic assets with compliant digital financial infrastructure.

The Company is advancing an intended regulated-exchange uplist strategy, supported by its ongoing financial reporting programme, institutional infrastructure development and broader real-world asset initiatives.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements concerning the Company’s business strategy, proposed projects, tokenisation infrastructure, commercial relationships, potential financing arrangements, regulatory processes, intended uplist and anticipated developments.

These statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied.

Pilot participation does not guarantee commercial custody services, institutional financing, asset eligibility, liquidity, exchange-listing approval or future revenue.

Proposed transactions and initiatives may require additional agreements, independent verification, regulatory approvals and financing.

The Company’s intended uplist is subject to applicable exchange-listing standards, financial and corporate governance requirements, regulatory processes and other relevant conditions.

The possibility of a subsequent JSE listing would introduce further eligibility requirements and approvals.

No assurance can be given that a proposed uplist will be completed or that any particular exchange will approve the Company’s securities for listing.

The Company undertakes no obligation to update forward-looking statements except as required by applicable law.

INVESTOR RELATIONS & MEDIA CONTACT

Mr. Dylon Du Plooy
Chief Executive Officer Email: dylon@rsammd.co.za
X: https://x.com/MrDylonDuPlooy
Executive profile: https://protxtm.com/mr-d-du-plooy-ceo/

Dr. Ahmed Jamaloodeen (Dr. J)
President & Chairman Email: exportintl@aol.com
X: https://x.com/Dr_Jamaloodeen
Executive profile: https://protxtm.com/dr-a-jamaloodeen-md-chairman/

Company Website: https://protxtm.com/
Investor Relations: https://protxtm.com/investor-relations/

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/85847555-2fbd-44b0-894b-325fe40c75ce